Bill of Sale

 PROVINCE OF BRITISH COLUMBIA

KNOW ALL MEN BY THESE PRESENTS,

That, ANDREW SOSTAD, of VANCOUVER for and in consideration of payment of the sum of $6,000 USD, the receipt of which is hereby acknowledged, do hereby grant, bargain, sell and convey to WILLOW CREEK DEVELOPMENT INC. an Alberta Corporation.of SHERWOOD PARK ALBERTA, and it’s heirs, executors, administrators, successors and assigns the following property:

LORI/MAMQUAM MINING CLAIM, VANCOUVER MINING DIVISION, BRITISH COLUMBIA

GPS COORDINATES

LATITUDE 49 42 34 NORTH

LONGITUDE 122 55 25 WEST

Claim Name

    Tenure Number            Expiry Date

LORI/MAMQUAM

        555800                  APRIL 5, 2008

I hereby warrant that I am the lawful owner of said property and that I have full legal right, power and authority to sell said property. I further warrant said property to be free of all encumbrances and that I will warrant and defend said property hereby sold against any and all persons whomsoever.

IN WITNESS WHEREOF, I, the seller, have hereto set my hand and seal this 20TH day of SEPTEMBER 2007

__/S/ ANDREW SOSTAD

ANDREW SOSTAD

PROVINCE OF BRITISH COLUMBIA

CITY OF VANCOUVER